UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  APRIL 30, 2003

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12577	SITEL CORPORATION	47-0684333

MINNESOTA

(State or Other Jurisdiction of Incorporation or Organization)

111 S. CALVERT STREET, SUITE 1900 BALTIMORE, MARYLAND		21202
(Address of Principal Executive Offices)		(Zip Code)

(410) 246-1505
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.                            Other Events.

On April 30, 2003, SITEL Corporation (“SITEL”) announced that its chief financial officer, James E. Stevenson, Jr., has resigned from the company effective May 23, 2003.  The press release containing the announcement is attached as exhibit 99.1 and incorporated herein by reference.

Item 7.                            Financial Statements and Exhibits.

(c) Exhibits

99.1                  Press release of SITEL Corporation dated April 30, 2003

99.2                  Press release of SITEL Corporation dated April 30, 2003

99.3                  Press release correction of SITEL Corporation dated May 1, 2003

Item 9.                            Regulation FD Disclosure.

The following information is furnished pursuant to Item 9 (Regulation FD Disclosure) and Item 12 (Disclosure of Results of Operations and Financial Condition).

On April 30, 2003, SITEL issued a press release with respect to the company’s first quarter of 2003 financial results.  On May 1, 2003, SITEL issued a correction to that press release.   These press releases are attached as exhibits 99.2 and 99.3 and are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITEL Corporation
(Registrant)

Date:	May 1, 2003	By	/s/ James E. Stevenson, Jr.
James E. Stevenson, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SITEL Corporation dated April 30, 2003
99.2	Press release of SITEL Corporation dated April 30, 2003
99.3	Press release correction of SITEL Corporation dated May 1, 2003